Exhibit 99.2

Q1 2016 Financial Results May 4, 2016 ™ Trademark of Trinseo S.A. or its affiliates

Introductions & Disclosure Rules 2 Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward- looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, those discussed in our Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors” and elsewhere in that report. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including Adjusted EBITDA, Adjusted EBITDA excluding inventory revaluation, Adjusted Net Income (loss), and Adjusted EPS - Diluted. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance. We have provided a reconciliation of these measures in the Appendix section of this presentation. Introductions Chris Pappas, President & CEO David Stasse, Vice President, Treasury & Corporate Finance

Q1 2016 Adjusted EBITDA ex Inventory Revaluation $153MM Record performance with no fly-up styrene margin contribution Full Year 2016 Guidance $570MM - $590MM Adjusted EBITDA ex Inventory Reval Assumes minimal full-year inventory reval Fly-up styrene margin is upside to this guidance Q1 2016 Free Cash Flow $63MM Record cash balance and total liquidity, inclusive of $57MM spent on share repurchase Q2 2016 Guidance $140MM - $150MM Adjusted EBITDA ex Inventory Reval Slightly favorable inventory reval expected Styrene margins increasing from Q1 due to planned, seasonal outages Guidance Results Key Points 3

Secondary stock sale with TSE participation TSE used $57 million to purchase 1.6 million shares Significantly increased public float Proxy filing seeks authorization for equity distributions and share repurchase Authorization for TSE Board to declare distributions; plan to begin later in 2016 at $1.20 per year Authorization for 4.5 million share repurchase over next 2 years under guidelines to be established by the Board 4 Performance Materials Net Sales: $480MM Adj EBITDA: $72MM Adj EBITDA ex Reval: $77MM Basic Plastics & Feedstocks Net Sales: $414MM Adj EBITDA: $97MM Adj EBITDA ex Reval: $101MM Synthetic Rubber Net Sales: $102MM Adj EBITDA: 23MM Latex Net Sales: $209MM Adj EBITDA: $19MM Performance Plastics Net Sales: $169MM Adj EBITDA: $30MM Note: Division and Segment Adjusted EBITDA excludes Corporate Segment Adjusted EBITDA of ($25)MM. Totals may not sum due to rounding. Q1 2016 Net Sales: $894MM Q1 2016 Adj EBITDA: $143MM Q1 2016 Adj EBITDA ex Reval: $153MM Q1 2016 Adj EPS: $1.62 Q1 2016 Highlights

Trinseo Q1 2016 Financial Results 5 EBITDA performance ahead of guidance with no fly-up styrene margin $552 million Adjusted EBITDA excluding inventory revaluation in LTM period $894 $1,018 Q1'16 Q1'15 Revenue ($MM) $1.62 $0.80 Q1'16 Q1'15 Adjusted EPS ($) $143 $153 $109 $151 Adj EBITDA Adj EBITDA ex Reval Adjusted EBITDA ($MM) Q1'16 Q1'15

Latex 6 Volume consistent with historical levels Price increases implemented in North America Cost actions of $5 million annual run rate achieved in first half of year (including Gales Ferry, CT which ceased production at end of 2015) $209 $238 Q1'16 Q1'15 Revenue ($MM) $19 $21 Q1'16 Q1'15 Adjusted EBITDA ($MM) 299 305 Q1'16 Q1'15 Volume (MM Lbs)

Synthetic Rubber 7 Record SSBR sales volume in the first quarter Neodymium-PBR plant trials during the quarter limited Nickel-PBR production / sales $102 $129 Q1'16 Q1'15 Revenue ($MM) $23 $26 Q1'16 Q1'15 Adjusted EBITDA ($MM) 146 162 Q1'16 Q1'15 Volume (MM Lbs)

Performance Plastics 8 Adjusted EBITDA at high end of guidance $5 million price lag benefit from decreasing raw materials $169 $197 Q1'16 Q1'15 Revenue ($MM) $30 $25 Q1'16 Q1'15 Adjusted EBITDA ($MM) 143 150 Q1'16 Q1'15 Volume (MM Lbs)

Basic Plastics & Feedstocks 9 Adjusted EBITDA excluding inventory revaluation increased to $101 million in 2016 versus $81 million in prior year Higher styrene, styrenic polymer, and polycarbonate margins versus prior year No fly-up styrene margin contribution $414 $454 Q1'16 Q1'15 Revenue ($MM) $97 $59 Q1'16 Q1'15 Adjusted EBITDA ($MM) 764 570 793 585 Segment Volume Polymer Volume Volume (MM Lbs) Q1'16 Q1'15

Balance Sheet and Cash Flow 10 Liquidity ($MM) Net Leverage(3) (1) Free Cash Flow = cash from operating activities + cash from investing activities – change in restricted cash. 2015 value of $316MM excludes a call premium of approximately $69MM. 2014 value of $81MM excludes approximately $56MM of termination fees for Latex JV Option and Bain Advisory Agreement. (2) A/R Securitization facility commitment of $200MM ($133MM available at Q1’16) and Revolving Credit facility commitment of $325MM ($312MM available at Q1’16). NOTE: Totals may not sum due to rounding. (3) Net Leverage = (Total Debt – Cash & Cash Equivalents) / LTM Adjusted EBITDA Summary Q1 free cash flow of $63 million Q1 dividends of $30 million from Americas Styrenics and $6 million from Sumika Styron Polycarbonate Net leverage of 1.5x at quarter end Unused Borrowing Facilities(2) Cash & Cash Equivalents Free Cash Flow ($MM) (1) $81 Call premium related to refinancing $883 $431 $363 $431 $316 $170 $25 $247 $294 $56 $69 $69 2013 2014 2015 Q1'16 LTM 4.1x 3.8x 1.6x 1.5x 2013 2014 2015 Q1'16 $438 $445 Q1'16

Western Europe and Asia Styrene Margin Trends 11 Western Europe Margin Asia Margin Q1 to Q2 -$75/MT Q1 to Q2 +$75/MT Source: IHS/Trinseo. (1) Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe). (2) Styrene: NE Asia Avg Spot Posting (CFR China); Benzene: NE Asia Spot Avg (FOB S. Korea); Ethylene: NE Asia Spot Avg (CFR NE Asia). Margin: Styrene less 80% * Benzene less 30% * Ethylene. Styrene Ethylene Benzene SM Margin Styrene Ethylene Benzene SM Margin 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Styrene Margin - USD/MT USD/MT 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 Styrene Margin - USD/MT USD/MT

# Q2 2016 Expectations

TRINSEO

| | | Adj EBITDA ex Reval ($MM) | |
|---|---|---|---|
| Performance Materials | Latex | $20 - $25 | ➤ Price increases implemented<br>➤ Cost initiatives continuing |
| Performance Materials | Synthetic Rubber | ~$25 | ➤ Very strong high-performance tire market<br>➤ Higher Q2 volume vs Q1 |
| Performance Materials | Performance Plastics | ~$25 | ➤ Lower sequential margin due to stabilized raw material cost |
| Basic Plastics & Feedstocks | | $90 - $100 | ➤ Higher styrene margins from planned, seasonal outages<br>➤ Strong styrenic polymer and polycarbonate margins continuing<br>➤ Consistent JV performance |
| Corporate | | ~$(22) | |

**Adj EBITDA ex inventory reval $140MM - $150MM / Adj EPS $1.55 - $1.70**
**Fly-up styrene margin upside to this guidance**
**Slightly favorable inventory revaluation**

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# Increasing 2016 Expectations

TRINSEO

**Adj EBITDA ex Reval ($MM)**

| | | |
|---|---|---|
| **Performance Materials** | ~$300 | At least 5% Adjusted EBITDA growth<br>➢ Realization of Latex actions<br>➢ Continued strong volume and margin in Synthetic Rubber (no significant turnarounds)<br>➢ Modest growth in Performance Plastics |
| **Basic Plastics & Feedstocks** | ~$370 | ➢ Continued strong polystyrene and ABS margins<br>➢ Continued rebounding polycarbonate margins<br>➢ Fly-up styrene margin provides upside<br>➢ Solid JV performance |
| **Corporate** | ~$(90) | ➢ Consistent with recent levels |
| **Free Cash Flow (ex ∆ in working capital)** | ~$290 | ➢ ~ $75MM cash interest<br>➢ ~ $65MM cash taxes<br>➢ ~ $150MM capital expenditures |

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Bridging to 2016 Guidance 14 Adj EBITDA $570MM - $590MM / Adj EPS $6.40 - $6.70 Fly-up styrene margin provides upside Assumes minimal inventory revaluation $550 $580 ( $60 ) + $15 + $75 2015 Adj EBITDA excl Inv Revaluation 2015 Fly-up Styrene Margin Performance Materials +5% Growth BP&F Structural Improvement 2016 Adj EBITDA excl Inv Revaluation (Guidance Midpoint) Adj EBITDA excl Inventory Revaluation ($MM)

Q&A

Appendix

US GAAP to Non-GAAP Reconciliation 17 NOTE: Totals may not sum due to rounding.

Selected Segment Information 18 NOTE: Totals may not sum due to rounding.